UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2015

PENN NATIONAL GAMING, INC.

Commission file number 0-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610

610-373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 11, 2015, Penn National Gaming, Inc. (the “Company”) received a notification from the Nasdaq Stock Market (“Nasdaq”) as a result of the Company’s failure to file the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 (the “Filing”) as required under Nasdaq’s Listing Rule 5250(c)(1).  In accordance with Nasdaq listing requirements, the Company has at least 60 calendar days to submit a plan to regain compliance.  The Company expects to make the Filing by year-end, thereby immediately regaining compliance.

On November 13, 2015, the Company issued a press release announcing its receipt of a notice from Nasdaq regarding the Company’s non-compliance with Nasdaq listing requirements.  A copy of the press release is filed as Exhibit 99.1 hereto.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements can be identified by the use of forward looking terminology such as “expects,” “believes,” “estimates,” “projects,” “intends,” “plans,” “seeks,” “may,” “will,” “should” or “anticipates” or the negative or other variations of these or similar words.  Although the Company believes that its expectations are based on reasonable assumptions within the bounds of the Company’s knowledge of its business, there can be no assurance that actual results, including the impact of the restatement, will not differ materially from our expectations.  Meaningful factors that could cause actual results to differ from expectations include, but are not limited to, risks relating to the final impact of the previously disclosed restatement on the Company’s financial statements; the impact of the restatement on the Company’s evaluation of the effectiveness of its internal control over financial reporting; delays in the preparation of the financial statements; the risk that the Company will not be able to file its periodic reports with the Securities and Exchange Commission by the deadline imposed by the Nasdaq listing requirements; the risk that additional information will come to light during the course of the preparation of restated financial statements that alters the scope or magnitude of the restatement; potential reviews, litigation or other proceedings by governmental authorities, stockholders or other parties; the risk that the Company will be unable to obtain any required waivers under the Company’s note indenture with respect to a significant delay in filing periodic reports with the Securities and Exchange Commission; risks relating to the Company’s liquidity and ability to raise capital; risks related to the impact of the restatement on the Company’s reputation, development projects, joint ventures and other commercial contracts; and other factors as discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the United States Securities and Exchange Commission.  The Company does not intend to update publicly any forward-looking statements except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Current Report on Form 8-K may not occur.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated November 13, 2015 of Penn National Gaming, Inc. announcing its receipt of a notice from Nasdaq regarding the Company’s non-compliance with Nasdaq listing requirements.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 13, 2015	PENN NATIONAL GAMING, INC.

	By:	/s/ Saul V. Reibstein
	Name:	Saul V. Reibstein
	Title:	Executive Vice President, Finance
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 13, 2015 of Penn National Gaming, Inc. announcing its receipt of a notice from Nasdaq regarding the Company’s non-compliance with Nasdaq listing requirements.